UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811- 08587

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 18

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2019

Date of reporting period:	11/30/2019

Item 1 – Reports to Stockholders

PGIM JENNISON 20/20 FOCUS FUND

ANNUAL REPORT

NOVEMBER 30, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights (unaudited)

•

Relative to the S&P 500 Index, the Fund’s overweight position in the data processing & outsourced services sector, as well as the application software sector, drove gains during the reporting period. Stock selection within the integrated oil & gas sector also helped returns.

•	Overall positions in the systems software sector and stock selection within the integrated & direct marketing retail sector also contributed to relative performance.

•

The Fund’s allocations to the pharmaceuticals and the apparel accessories & luxury goods sectors, along with poor stock selection within the biotechnology sector, all negatively impacted relative performance over the period.

•	A slight relative underweight allocation to the technology hardware storage & peripherals segment also detracted.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Jennison 20/20 Focus Fund	3

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison 20/20 Focus Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison 20/20 Focus Fund

January 15, 2020

PGIM Jennison 20/20 Focus Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	7.09	8.27	9.67	—
Class B	6.95	8.46	9.43	—
Class C	11.65	8.76	9.53	—
Class R	13.04	9.28	10.06	—
Class Z	13.74	9.85	10.63	—
Class R6	13.71	9.95	N/A	10.48 (3/28/11)
S&P 500 Index
	16.10	10.97	13.43	—
Russell 1000 Index
	16.10	10.80	13.49	—

	Average Annual Total Returns as of 11/30/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	13.32	9.51	10.29	—
Class B	11.83	8.55	9.43	—
Class C	12.63	8.76	9.53	—
Class R	13.04	9.28	10.06	—
Class Z	13.74	9.85	10.63	—
Class R6	13.71	9.95	N/A	10.48 (3/28/11)
S&P 500 Index
	16.10	10.97	13.43	—
Russell 1000 Index
	16.10	10.80	13.49	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2009) and the account values at the end of the current fiscal year (November 30, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM Jennison 20/20 Focus Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5) 1.00% (Yr.6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through reinvestment of dividends and/or capital gains. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. See the supplement included with this shareholder report for details.

Benchmark Definitions

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 12.79%.

Russell 1000 Index—The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000 Index, an index that represents approximately 98% of the US market. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 12.64%.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings as of 11/30/19

Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	6.4%
American Electric Power Co., Inc.	Electric Utilities	4.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.9%
Walmart, Inc.	Food & Staples Retailing	3.6%
JPMorgan Chase & Co.	Banks	3.6%
AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	3.5%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	3.3%
PNC Financial Services Group, Inc. (The)	Banks	3.2%
Mastercard, Inc. (Class A Stock)	IT Services	3.1%
Alibaba Group Holding Ltd. (China), ADR	Internet & Direct Marketing Retail	3.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

PGIM Jennison 20/20 Focus Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison 20/20 Focus Fund’s Class Z shares returned 13.74% in the 12-month reporting period that ended November 30, 2019, underperforming the 16.10% return of the S&P 500 Index (the Index).

What was the market environment?

•

Equity markets were highly volatile during the reporting period. Initially, global economic growth was accelerating; US employment was strengthening; and lower US corporate tax rates were helping to boost wages and capital spending. Given the constructive macroeconomic landscape, investors overlooked uncertainty created by White House trade and other policy initiatives.

•

An abrupt sell-off in late 2018 reflected mounting investor concerns about the rising risk of a major trade war with China, the pace of US growth, decelerating expansion in non-US economies, US interest rate increases and their effect on US economic growth, the state of US trade alliances with other major trading partners, and discord and uncertainty about domestic policy.

•

US equity markets rebounded early in 2019 as the Federal Reserve signaled a pause in federal funds rate increases after four rate hikes in 2018. A cloud of uncertainty lingered over US markets as doubts about whether or not trade talks would bear fruit resurfaced in the spring of 2019, causing markets to fall. Subsequently, markets staged a rally at the end of the period, with certain indices reaching new highs. Numerous central banks around the world lowered interest rates as investors refocused their attention on economic growth and global trade, as opposed to rising interest rates.

•

Within the Index, the information technology sector was the largest contributor to overall returns during the period. Communication services and financials were also among sector leaders. Energy was the only sector to post negative returns and was the sole sector to detract from overall returns during the period. Index performance was dominated by Apple, Microsoft, Facebook, Mastercard, and Visa, which together comprised over 12% of the Index at the end of the period. Index laggards included Pfizer, Exxon Mobil, Johnson & Johnson, and Walgreens Boots Alliance.

What worked?

Relative to the Index, the Fund’s overweight position in the data processing & outsourced services sector, as well as the application software sector, drove gains during the reporting period. Stock selection within the integrated oil & gas sector also helped returns. Overall positions in the systems software sector and stock selection within the integrated & direct marketing retail sector also contributed to relative performance.

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Top absolute contributors

•

Microsoft Corp. performed well during the period as the software and server company reported fiscal 2020 first-quarter results, including earnings, revenue, and operating income, that topped consensus estimates. This broad-based strength helped send share prices higher. Microsoft’s run of earnings reports that have exceeded expectations, along with announcements raising its own financial estimates, over the past few years has been driven, in part, by its Commercial Cloud and Azure computing services and also its steady personal computer business. Jennison continues to see attractive top-line growth margin expansion ahead, driven by Microsoft’s sustained productivity and cloud growth opportunities.

•

Mastercard, Inc.’s share price rose during the period as the payment processor benefited from the long-term consumer shift away from cash exchanges and toward electronic transactions. Mastercard’s strong market position was supported by high barriers to entry, pricing power, and solid operating leverage potential.

•

Shares of social media giant Facebook, Inc. outperformed over the period, showing resilience with solid engagement metrics and strong revenue growth as advertisers continue to seek the wide consumer reach and targeting services that Facebook provides. Despite ongoing data privacy concerns and the potential for increased regulatory scrutiny, the company posted consecutive quarterly financial results during the period that exceeded or met consensus estimates.

•

Apple, Inc.’s fundamental strength reflects the proliferation of its iOS operating system platform across the global mobile phone, tablet, and personal device landscape. With its huge installed customer base, Apple is benefiting from rapid growth in its service-business subscriptions for apps and music—a key source of recurring revenue. This service business is Apple’s fastest-growing and highest-margin segment. Investor sentiment about Apple seems to be less focused on near-term declines in the flagship iPhone business and more defined by a willingness to discount near-term lackluster top-line results (provided that earnings remain insulated and the services-subscription business continues to grow) in anticipation of a potentially robust product cycle that is expected to incorporate 5G wireless standards in 2020. Apple’s fiscal 2019 fourth-quarter financial results were solid, in Jennison’s view, and company guidance for the following quarter was slightly better than consensus forecasts.

What didn’t work?

The Fund’s allocations to the pharmaceuticals and the apparel accessories & luxury goods sectors, along with poor stock selection within the biotechnology sector, all negatively impacted relative performance over the reporting period. A slight relative underweight allocation to the technology hardware storage & peripherals segment also detracted.

PGIM Jennison 20/20 Focus Fund	11

Strategy and Performance Overview (continued)

Top absolute detractors

•

Shares of Tesla, Inc., which makes electric vehicles and solar panels, struggled over the period amid ongoing controversy surrounding CEO Elon Musk, along with investor concerns about production volumes and sustained demand for its Model 3 car. Despite stock pressures, Tesla’s third-quarter 2019 earnings and free cash flow significantly beat consensus estimates based on strong demand and higher margins that were driven by solid sales of higher-priced Model 3 variants. In addition to strong financial results, Tesla moved up the launch of its Model Y to the summer of 2020 and seemed to be ahead of schedule on the opening of a new factory in Shanghai. Jennison believes that Tesla has a unique product cycle over the next few years as it leverages its electric-vehicle powertrain and autonomous driving features in more segments of the automotive industry, potentially generating strong growth.

•

Pfizer, Inc. underperformed as quarterly earnings during the period for the global biopharmaceutical company fell short of some analysts’ expectations. While Pfizer lowered its overall 2019 guidance, it announced a transaction to combine the company’s Upjohn business unit, which produces off-patent branded drugs, with Mylan NV to form a new entity. News of this potential transaction was ill-received by the market, which—combined with the overall health care sector’s struggles—hampered Pfizer’s stock price.

•

SLM Corp.’s share price fell over the period, likely due to investor concerns about how a certain accounting standard—current expected credit losses, or CECL, which is issued by the Financial Accounting Standards Board (FASB)—would impact results. Given the longer-dated nature of student loans, investors were concerned that SLM lacked an estimate of the impact on US GAAP—US generally acceptable accounting principles—earnings. This—along with a small guidance reduction, higher credit metrics, and ongoing political risks—helped send SLM share prices lower during the period. SLM is the largest originator of private school loans in the US. Jennison continues to favor SLM for its attractive valuation and favorable risk-reward characteristics.

•

Illumina, Inc.’s share price was hindered by a delay in the start of several large population-sequencing studies over the period. However, Jennison believes that growth of the life sciences tools & services firm should continue to be driven by building demand for its next-generation gene-sequencing technology; new product cycles; and largely untapped end-markets research, including noninvasive prenatal testing, oncology, and reproductive and genetic health. Growth in Illumina’s genotyping services is rising dramatically, likely as a result of increased consumer interest in understanding family genetics. Jennison expects additional growth from Illumina’s nascent large-scale national population sequencing projects.

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Current outlook

•

Jennison believes that a key for success is understanding and assessing the long-term, secular implications of macroeconomic events that cause near-term uncertainty, along with investing rationally for the long term in light of these events’ impact on a business. This is especially challenging when many investors are focused on generating returns over very short time frames.

•

As a result of investors’ short-term focus, market swings likely will be magnified and styles, sectors, and/or companies can quickly fall in or out of favor. While this volatility in and among sectors has become increasingly common, Jennison believes that short-term equity price volatility often obscures longer-term opportunities.

•

By identifying investments through its disciplined, research-intensive approach, Jennison strongly feels it has constructed the Fund’s portfolio to potentially generate above-average returns over the longer term, regardless of which styles or factors are currently in or out of favor.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings, during the reporting period.

Top contributors (%)		Top detractors (%)
Microsoft	2.16	Tesla	–0.54
Mastercard	1.37	Alexion Pharmaceuticals	–0.43
Lululemon Athletica	1.20	Pfizer	–0.40
Facebook	0.86	SLM	–0.38
Apple	0.83	Illumina	–0.33

PGIM Jennison 20/20 Focus Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison 20/20 Focus Fund		Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,120.20	1.22%	$6.48
	Hypothetical	$1,000.00	$1,018.95	1.22%	$6.17
Class B	Actual	$1,000.00	$1,113.10	2.62%	$13.88
	Hypothetical	$1,000.00	$1,011.93	2.62%	$13.21
Class C	Actual	$1,000.00	$1,117.60	1.89%	$10.03
	Hypothetical	$1,000.00	$1,015.59	1.89%	$9.55
Class R	Actual	$1,000.00	$1,119.80	1.45%	$7.71
	Hypothetical	$1,000.00	$1,017.80	1.45%	$7.33
Class Z	Actual	$1,000.00	$1,122.70	0.88%	$4.68
	Hypothetical	$1,000.00	$1,020.66	0.88%	$4.46
Class R6	Actual	$1,000.00	$1,122.90	0.84%	$4.47
	Hypothetical	$1,000.00	$1,020.86	0.84%	$4.26

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2019, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

PGIM Jennison 20/20 Focus Fund	15

Schedule of Investments

as of November 30, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.4%

COMMON STOCKS

Aerospace & Defense 3.6%
Airbus SE (France), ADR	318,855	$11,717,921
United Technologies Corp.	158,909	23,572,561

		35,290,482

Automobiles 1.0%
Tesla, Inc.*(a)	28,879	9,528,337

Banks 6.8%
JPMorgan Chase & Co.	260,683	34,347,592
PNC Financial Services Group, Inc. (The)	203,923	31,243,043

		65,590,635

Chemicals 1.7%
Linde PLC (United Kingdom)	79,517	16,397,201

Consumer Finance 2.0%
SLM Corp.	2,256,219	19,245,548

Electric Utilities 4.0%
American Electric Power Co., Inc.	420,692	38,430,214

Energy Equipment & Services 0.9%
Schlumberger Ltd.	239,212	8,659,474

Entertainment 4.7%
Netflix, Inc.*	60,517	19,042,279
Walt Disney Co. (The)	173,136	26,243,955

		45,286,234

Food & Staples Retailing 3.6%
Walmart, Inc.	289,963	34,531,694

Food Products 2.8%
Mondelez International, Inc. (Class A Stock)	508,274	26,704,716

Health Care Equipment & Supplies 2.3%
Zimmer Biomet Holdings, Inc.	155,453	22,584,212

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	17

Schedule of Investments (continued)

as of November 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance 2.7%
MetLife, Inc.	524,969	$26,201,203

Interactive Media & Services 5.9%
Alphabet, Inc. (Class A Stock)*	24,864	32,424,894
Facebook, Inc. (Class A Stock)*	124,551	25,114,463

		57,539,357

Internet & Direct Marketing Retail 6.0%
Alibaba Group Holding Ltd. (China), ADR*	148,571	29,714,200
Amazon.com, Inc.*	15,875	28,587,700

		58,301,900

IT Services 7.8%
Adyen NV (Netherlands), 144A*	29,593	22,704,421
FleetCor Technologies, Inc.*	75,505	23,173,994
Mastercard, Inc. (Class A Stock)	102,242	29,878,180

		75,756,595

Life Sciences Tools & Services 1.3%
Illumina, Inc.*	40,163	12,882,684

Media 2.8%
Comcast Corp. (Class A Stock)	610,028	26,932,736

Multi-Utilities 0.8%
Dominion Energy, Inc.	94,593	7,861,624

Oil, Gas & Consumable Fuels 2.3%
Noble Energy, Inc.	423,125	8,784,075
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	229,918	13,217,986

		22,002,061

Pharmaceuticals 6.4%
AstraZeneca PLC (United Kingdom), ADR	687,986	33,353,561
Eli Lilly & Co.	118,691	13,928,389
Pfizer, Inc.	371,132	14,296,005

		61,577,955

Semiconductors & Semiconductor Equipment 7.6%
NVIDIA Corp.	125,180	27,131,513

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
QUALCOMM, Inc.	260,515	$21,766,029
Texas Instruments, Inc.	208,519	25,066,069

		73,963,611

Software 12.0%
Adobe, Inc.*	86,189	26,678,081
Microsoft Corp.	412,257	62,407,465
salesforce.com, Inc.*	168,090	27,380,180

		116,465,726

Specialty Retail 1.2%
Lowe’s Cos., Inc.	98,615	11,568,526

Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc.	143,132	38,252,027

Textiles, Apparel & Luxury Goods 5.3%
Lululemon Athletica, Inc.*	114,005	25,729,788
NIKE, Inc. (Class B Stock)	272,618	25,487,057

		51,216,845

TOTAL LONG-TERM INVESTMENTS (cost $649,320,576)		962,771,597

SHORT-TERM INVESTMENTS 0.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	6,033,381	6,033,381
PGIM Institutional Money Market Fund (cost $2,705,858; includes $2,704,678 of cash collateral for securities on loan)(b)(w)	2,705,320	2,705,590

TOTAL SHORT-TERM INVESTMENTS (cost $8,739,239)		8,738,971

TOTAL INVESTMENTS 100.3% (cost $658,059,815)		971,510,568
Liabilities in excess of other assets (0.3)%		(3,359,164)

NET ASSETS 100.0%		$968,151,404

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	19

Schedule of Investments (continued)

as of November 30, 2019

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,639,520; cash collateral of $2,704,678 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$35,290,482	$—	$—
Automobiles	9,528,337	—	—
Banks	65,590,635	—	—
Chemicals	16,397,201	—	—
Consumer Finance	19,245,548	—	—
Electric Utilities	38,430,214	—	—
Energy Equipment & Services	8,659,474	—	—
Entertainment	45,286,234	—	—
Food & Staples Retailing	34,531,694	—	—
Food Products	26,704,716	—	—
Health Care Equipment & Supplies	22,584,212	—	—
Insurance	26,201,203	—	—
Interactive Media & Services	57,539,357	—	—
Internet & Direct Marketing Retail	58,301,900	—	—
IT Services	53,052,174	22,704,421	—
Life Sciences Tools & Services	12,882,684	—	—
Media	26,932,736	—	—
Multi-Utilities	7,861,624	—	—
Oil, Gas & Consumable Fuels	22,002,061	—	—
Pharmaceuticals	61,577,955	—	—

See Notes to Financial Statements.

20

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$73,963,611	$—	$—
Software	116,465,726	—	—
Specialty Retail	11,568,526	—	—
Technology Hardware, Storage & Peripherals	38,252,027	—	—
Textiles, Apparel & Luxury Goods	51,216,845	—	—
Affiliated Mutual Funds	8,738,971	—	—

Total	$948,806,147	$22,704,421	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2019 were as follows (unaudited):

Software	12.0%
IT Services	7.8
Semiconductors & Semiconductor Equipment	7.6
Banks	6.8
Pharmaceuticals	6.4
Internet & Direct Marketing Retail	6.0
Interactive Media & Services	5.9
Textiles, Apparel & Luxury Goods	5.3
Entertainment	4.7
Electric Utilities	4.0
Technology Hardware, Storage & Peripherals	3.9
Aerospace & Defense	3.6
Food & Staples Retailing	3.6
Media	2.8
Food Products	2.8
Insurance	2.7
Health Care Equipment & Supplies	2.3

Oil, Gas & Consumable Fuels	2.3%
Consumer Finance	2.0
Chemicals	1.7
Life Sciences Tools & Services	1.3
Specialty Retail	1.2
Automobiles	1.0
Affiliated Mutual Funds (0.3% represents investments purchased with collateral from securities on loan)	0.9
Energy Equipment & Services	0.9
Multi-Utilities	0.8

100.3
Liabilities in excess of other assets	(0.3)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	21

Schedule of Investments (continued)

as of November 30, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$2,639,520	$(2,639,520)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

as of November 30, 2019

Assets
Investments at value, including securities on loan of $2,639,520:
Unaffiliated investments (cost $649,320,576)	$962,771,597
Affiliated investments (cost $8,739,239)	8,738,971
Dividends receivable	1,396,367
Receivable for Fund shares sold	768,903
Tax reclaim receivable	263,110
Prepaid expenses and other assets	7,604

Total Assets	973,946,552

Liabilities
Payable to broker for collateral for securities on loan	2,704,678
Payable for Fund shares reacquired	1,991,352
Management fee payable	594,102
Distribution fee payable	236,559
Accrued expenses and other liabilities	227,195
Affiliated transfer agent fee payable	41,262

Total Liabilities	5,795,148

Net Assets	$968,151,404

Net assets were comprised of:
Shares of beneficial interest, at par	$63,075
Paid-in capital in excess of par	586,557,138
Total distributable earnings (loss)	381,531,191

Net assets, November 30, 2019	$968,151,404

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	23

Statement of Assets and Liabilities

as of November 30, 2019

Class A
Net asset value and redemption price per share, ($679,905,003 ÷ 43,686,625 outstanding shares of beneficial interest)	$15.56
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price to public	$16.47

Class B
Net asset value, offering price and redemption price per share, ($6,869,368 ÷ 664,813 outstanding shares of beneficial interest)	$10.33

Class C
Net asset value, offering price and redemption price per share, ($53,994,614 ÷ 5,168,468 outstanding shares of beneficial interest)	$10.45

Class R
Net asset value, offering price and redemption price per share, ($49,858,623 ÷ 3,398,734 outstanding shares of beneficial interest)	$14.67

Class Z
Net asset value, offering price and redemption price per share, ($175,889,530 ÷ 10,063,783 outstanding shares of beneficial interest)	$17.48

Class R6
Net asset value, offering price and redemption price per share, ($1,634,266 ÷ 92,618 outstanding shares of beneficial interest)	$17.65

See Notes to Financial Statements.

24

Statement of Operations

Year Ended November 30, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $140,673 foreign withholding tax)	$14,062,153
Affiliated dividend income	381,526
Income from securities lending, net (including affiliated income of $69,196)	138,262

Total income	14,581,941

Expenses
Management fee	7,282,298
Distribution fee(a)	3,272,412
Transfer agent’s fees and expenses (including affiliated expense of $466,699)(a)	1,220,737
Custodian and accounting fees	154,983
Registration fees(a)	99,901
Shareholders’ reports	94,878
Trustees’ fees	31,303
Audit fee	24,050
Legal fees and expenses	23,710
Miscellaneous	30,745

Total expenses	12,235,017
Less: Fee waiver and/or expense reimbursement(a)	(12,822)
Distribution fee waiver(a)	(126,051)

Net expenses	12,096,144

Net investment income (loss)	2,485,797

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(357))	67,554,462
Foreign currency transactions	849

67,555,311

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $3,780)	47,775,971
Foreign currencies	(1,281)

47,774,690

Net gain (loss) on investment and foreign currency transactions	115,330,001

Net Increase (Decrease) In Net Assets Resulting From Operations	$117,815,798

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	1,922,217	94,503	877,539	378,153	—	—
Transfer agent’s fees and expenses	842,136	54,447	92,687	73,728	157,274	465
Registration fees	18,299	15,219	16,276	15,219	19,619	15,269
Fee waiver and/or expense reimbursement	—	—	—	—	—	(12,822)
Distribution fee waiver	—	—	—	(126,051)	—	—

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	25

Statements of Changes in Net Assets

	Year Ended November 30,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,485,797	$3,371,162
Net realized gain (loss) on investment and foreign currency transactions	67,555,311	84,893,443
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	47,774,690	(32,034,394)

Net increase (decrease) in net assets resulting from operations	117,815,798	56,230,211

Dividends and Distributions
Distributions from distributable earnings
Class A	(51,466,753)	(116,042,076)
Class B	(1,415,644)	(5,712,710)
Class C	(15,090,222)	(38,243,479)
Class R	(4,541,956)	(11,085,329)
Class Z	(15,522,463)	(38,896,354)
Class R6	(699,807)	(1,350,353)

	(88,736,845)	(211,330,301)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	31,751,032	51,380,288
Net asset value of shares issued in reinvestment of dividends and distributions	84,112,621	197,728,247
Cost of shares reacquired	(219,220,831)	(232,267,282)

Net increase (decrease) in net assets from Fund share transactions	(103,357,178)	16,841,253

Total increase (decrease)	(74,278,225)	(138,258,837)

Net Assets:
Beginning of year	1,042,429,629	1,180,688,466

End of year	$968,151,404	$1,042,429,629

See Notes to Financial Statements.

26

Notes to Financial Statements

Prudential Investment Portfolios 18 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of two series: PGIM Jennison 20/20 Focus Fund and PGIM Jennison MLP Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison 20/20 Focus Fund (the “Fund”).

The investment objective of the Fund is long-term growth of capital.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

PGIM Jennison 20/20 Focus Fund	27

Notes to Financial Statements (continued)

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates.

28

Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

PGIM Jennison 20/20 Focus Fund	29

Notes to Financial Statements (continued)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned

30

and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the

PGIM Jennison 20/20 Focus Fund	31

Notes to Financial Statements (continued)

corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets up to and including $1 billion and 0.70% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.75% for the year ended November 30, 2019.

The Manager has contractually agreed, through March 31, 2021, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.84% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

32

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1% and 0.75% of the average daily net assets of the Class A, Class B, Class C and Class R shares, respectively. PIMS has contractually agreed through March 31, 2021 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

For the year ended November 30, 2019, PIMS received $261,421 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended November 30, 2019, PIMS received $82, $3,848 and $2,264 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated

PGIM Jennison 20/20 Focus Fund	33

Notes to Financial Statements (continued)

investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended November 30, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2019, were $556,709,272 and $720,981,736, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended November 30, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$30,679,746	$367,914,209	$392,560,574	$—	$—	$6,033,381	6,033,381	$381,526
PGIM Institutional Money Market Fund*
55,230,658	424,650,493	477,178,984	3,780	(357)	2,705,590	2,705,320	69,196	**

$85,910,404	$792,564,702	$869,739,558	$3,780	$(357)	$8,738,971		$450,722

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended November 30, 2019, the tax character of dividends paid by the Fund were $8,791,279 of ordinary income and $79,945,566 of long-term capital gains. For the year ended November 30, 2018, the tax character of dividends paid by the Fund were $30,875,062 of ordinary income and $180,455,239 of long-term capital gains.

34

As of November 30, 2019, the accumulated undistributed earnings on a tax basis were $2,466,344 of ordinary income and $67,575,534 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$660,021,255	$332,070,873	$(20,581,560)	$311,489,313

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Effective on or about June 26, 2020, all issued and outstanding Class B shares will be automatically converted to Class A shares. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z and Class R6 shares are not subject to CDSC and other sales and redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

There is an unlimited number of shares of beneficial interest, $0.001 par value per share, divided into six classes, designated Class A, Class B, Class C, Class R, Class Z and Class R6.

PGIM Jennison 20/20 Focus Fund	35

Notes to Financial Statements (continued)

As of November 30, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 34,679 Class A shares and 1,669,495 Class R shares, of the Fund. At reporting period end, two shareholders of record, each holding greater than 5% of the Fund, held 36% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended November 30, 2019:
Shares sold	1,038,079	$14,337,241
Shares issued in reinvestment of dividends and distributions	4,081,488	50,243,120
Shares reacquired	(7,579,665)	(107,764,701)

Net increase (decrease) in shares outstanding before conversion	(2,460,098)	(43,184,340)
Shares issued upon conversion from other share class(es)	5,317,337	77,848,191
Shares reacquired upon conversion into other share class(es)	(496,532)	(7,244,294)

Net increase (decrease) in shares outstanding	2,360,707	$27,419,557

Year ended November 30, 2018:
Shares sold	1,546,187	$23,819,878
Shares issued in reinvestment of dividends and distributions	7,744,522	113,147,471
Shares reacquired	(6,486,303)	(100,477,518)

Net increase (decrease) in shares outstanding before conversion	2,804,406	36,489,831
Shares issued upon conversion from other share class(es)	845,916	13,663,838
Shares reacquired upon conversion into other share class(es)	(628,257)	(9,794,026)

Net increase (decrease) in shares outstanding	3,022,065	$40,359,643

Class B
Year ended November 30, 2019:
Shares sold	11,140	$95,945
Shares issued in reinvestment of dividends and distributions	168,801	1,397,676
Shares reacquired	(187,909)	(1,802,431)

Net increase (decrease) in shares outstanding before conversion	(7,968)	(308,810)
Shares reacquired upon conversion into other share class(es)	(644,575)	(6,260,242)

Net increase (decrease) in shares outstanding	(652,543)	$(6,569,052)

Year ended November 30, 2018:
Shares sold	31,539	$344,803
Shares issued in reinvestment of dividends and distributions	539,932	5,561,298
Shares reacquired	(389,483)	(4,240,707)

Net increase (decrease) in shares outstanding before conversion	181,988	1,665,394
Shares reacquired upon conversion into other share class(es)	(922,529)	(10,670,347)

Net increase (decrease) in shares outstanding	(740,541)	$(9,004,953)

36

Class C	Shares	Amount
Year ended November 30, 2019:
Shares sold	504,505	$4,580,116
Shares issued in reinvestment of dividends and distributions	1,720,329	14,313,136
Shares reacquired	(2,462,109)	(23,250,376)

Net increase (decrease) in shares outstanding before conversion	(237,275)	(4,357,124)
Shares reacquired upon conversion into other share class(es)	(7,355,139)	(72,562,364)

Net increase (decrease) in shares outstanding	(7,592,414)	$(76,919,488)

Year ended November 30, 2018:
Shares sold	691,753	$7,450,361
Shares issued in reinvestment of dividends and distributions	3,450,571	35,609,897
Shares reacquired	(3,429,379)	(37,429,850)

Net increase (decrease) in shares outstanding before conversion	712,945	5,630,408
Shares reacquired upon conversion into other share class(es)	(663,426)	(7,320,146)

Net increase (decrease) in shares outstanding	49,519	$(1,689,738)

Class R
Year ended November 30, 2019:
Shares sold	206,842	$2,692,024
Shares issued in reinvestment of dividends and distributions	370,409	4,307,853
Shares reacquired	(926,681)	(12,469,175)

Net increase (decrease) in shares outstanding	(349,430)	$(5,469,298)

Year ended November 30, 2018:
Shares sold	372,354	$5,431,868
Shares issued in reinvestment of dividends and distributions	764,603	10,605,047
Shares reacquired	(1,052,719)	(15,461,596)

Net increase (decrease) in shares outstanding before conversion	84,238	575,319
Shares reacquired upon conversion into other share class(es)	(1,129)	(15,976)

Net increase (decrease) in shares outstanding	83,109	$559,343

Class Z
Year ended November 30, 2019:
Shares sold	599,956	$9,525,289
Shares issued in reinvestment of dividends and distributions	954,356	13,151,029
Shares reacquired	(4,158,342)	(65,140,191)

Net increase (decrease) in shares outstanding before conversion	(2,604,030)	(42,463,873)
Shares issued upon conversion from other share class(es)	594,399	9,644,549
Shares reacquired upon conversion into other share class(es)	(103,041)	(1,657,431)

Net increase (decrease) in shares outstanding	(2,112,672)	$(34,476,755)

Year ended November 30, 2018:
Shares sold	760,936	$12,970,542
Shares issued in reinvestment of dividends and distributions	1,942,816	31,454,181
Shares reacquired	(4,229,439)	(72,747,245)

Net increase (decrease) in shares outstanding before conversion	(1,525,687)	(28,322,522)
Shares issued upon conversion from other share class(es)	912,517	15,792,608
Shares reacquired upon conversion into other share class(es)	(132,361)	(2,337,015)

Net increase (decrease) in shares outstanding	(745,531)	$(14,866,929)

PGIM Jennison 20/20 Focus Fund	37

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended November 30, 2019:
Shares sold	33,861	$520,417
Shares issued in reinvestment of dividends and distributions	50,310	699,807
Shares reacquired	(541,617)	(8,793,957)

Net increase (decrease) in shares outstanding before conversion	(457,446)	(7,573,733)
Shares issued upon conversion from other share class(es)	14,304	231,591

Net increase (decrease) in shares outstanding	(443,142)	$(7,342,142)

Year ended November 30, 2018:
Shares sold	80,518	$1,362,836
Shares issued in reinvestment of dividends and distributions	82,742	1,350,353
Shares reacquired	(109,304)	(1,910,366)

Net increase (decrease) in shares outstanding before conversion	53,956	802,823
Shares issued upon conversion from other share class(es)	38,637	681,064

Net increase (decrease) in shares outstanding	92,593	$1,483,887

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

38

The Fund utilized the SCA during the year ended November 30, 2019. The average daily balance for the 29 days that the Fund had loans outstanding during the period was approximately $504,103, borrowed at a weighted average interest rate of 3.42%. The maximum loan outstanding amount during the period was $1,179,000. At November 30, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Growth and Value Style Risks: The portion of the portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for some time or that a stock judged to be undervalued may actually be appropriately priced. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

PGIM Jennison 20/20 Focus Fund	39

Notes to Financial Statements (continued)

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

40

Financial Highlights

Class A Shares
		Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.13	$17.47	$15.08	$17.48	$18.55
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.05	- (b)	0.02	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.64	0.66	3.72	(0.04)	0.67
Total from investment operations	1.68	0.71	3.72	(0.02)	0.69
Less Dividends and Distributions:
Dividends from net investment income	(0.05)	-	-	-	-
Distributions from net realized gains	(1.20)	(3.05)	(1.33)	(2.38)	(1.76)
Total dividends and distributions	(1.25)	(3.05)	(1.33)	(2.38)	(1.76)
Net asset value, end of year	$15.56	$15.13	$17.47	$15.08	$17.48
Total Return(c):	13.32%	4.67%	26.80%	0.08%	4.62%

Ratios/Supplemental Data:
Net assets, end of year (000)	$679,905	$625,305	$669,346	$629,270	$786,591
Average net assets (000)	$640,722	$669,459	$635,030	$668,587	$826,377
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.22%	1.19%	1.21%	1.20%	1.18%
Expenses before waivers and/or expense reimbursement	1.22%	1.19%	1.21%	1.20%	1.18%
Net investment income (loss)	0.28%	0.35%	(0.03)%	0.11%	0.09%
Portfolio turnover rate(f)	58%	43%	74%	55%	73%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	41

Financial Highlights (continued)

Class B Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.58	$13.22	$11.80	$14.29	$15.60
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.07)	(0.09)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.05	0.48	2.84	(0.04)	0.53
Total from investment operations	0.95	0.41	2.75	(0.11)	0.45
Less Dividends and Distributions:
Distributions from net realized gains	(1.20)	(3.05)	(1.33)	(2.38)	(1.76)
Net asset value, end of year	$10.33	$10.58	$13.22	$11.80	$14.29
Total Return(b):	11.83%	3.71%	25.93%	(0.65)%	3.87%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,869	$13,936	$27,213	$46,500	$81,580
Average net assets (000)	$9,450	$20,030	$33,946	$58,389	$96,741
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.52%	2.15%	1.91%	1.90%	1.88%
Expenses before waivers and/or expense reimbursement	2.52%	2.15%	1.91%	1.90%	1.88%
Net investment income (loss)	(1.02)%	(0.62)%	(0.74)%	(0.61)%	(0.60)%
Portfolio turnover rate(e)	58%	43%	74%	55%	73%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class C Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.62	$13.24	$11.81	$14.30	$15.61
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.09)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.07	0.47	2.85	(0.04)	0.53
Total from investment operations	1.03	0.43	2.76	(0.11)	0.45
Less Dividends and Distributions:
Distributions from net realized gains	(1.20)	(3.05)	(1.33)	(2.38)	(1.76)
Net asset value, end of year	$10.45	$10.62	$13.24	$11.81	$14.30
Total Return(b):	12.63%	3.90%	26.00%	(0.65)%	3.88%

Ratios/Supplemental Data:
Net assets, end of year (000)	$53,995	$135,532	$168,242	$192,968	$278,283
Average net assets (000)	$87,750	$156,720	$174,421	$221,915	$299,170
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.91%	1.87%	1.91%	1.90%	1.88%
Expenses before waivers and/or expense reimbursement	1.91%	1.87%	1.91%	1.90%	1.88%
Net investment income (loss)	(0.42)%	(0.34)%	(0.74)%	(0.60)%	(0.60)%
Portfolio turnover rate(e)	58%	43%	74%	55%	73%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	43

Financial Highlights (continued)

Class R Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.34	$16.75	$14.53	$16.97	$18.09
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.54	0.63	3.59	(0.05)	0.66
Total from investment operations	1.55	0.64	3.55	(0.06)	0.64
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	-	-	-	-
Distributions from net realized gains	(1.20)	(3.05)	(1.33)	(2.38)	(1.76)
Total dividends and distributions	(1.22)	(3.05)	(1.33)	(2.38)	(1.76)
Net asset value, end of year	$14.67	$14.34	$16.75	$14.53	$16.97
Total Return(b):	13.04%	4.43%	26.62%	(0.19)%	4.44%

Ratios/Supplemental Data:
Net assets, end of year (000)	$49,859	$53,740	$61,400	$63,035	$86,122
Average net assets (000)	$50,419	$59,521	$61,905	$72,005	$93,073
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.46%	1.45%	1.41%	1.40%	1.38%
Expenses before waivers and/or expense reimbursement	1.71%	1.70%	1.66%	1.65%	1.63%
Net investment income (loss)	0.04%	0.10%	(0.24)%	(0.09)%	(0.10)%
Portfolio turnover rate(e)	58%	43%	74%	55%	73%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class Z Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.82	$19.04	$16.28	$18.65	$19.62
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.12	0.05	0.06	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.86	0.71	4.05	(0.04)	0.72
Total from investment operations	1.96	0.83	4.10	0.02	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	-	(0.01)	(0.01)	-
Distributions from net realized gains	(1.20)	(3.05)	(1.33)	(2.38)	(1.76)
Total dividends and distributions	(1.30)	(3.05)	(1.34)	(2.39)	(1.76)
Net asset value, end of year	$17.48	$16.82	$19.04	$16.28	$18.65
Total Return(b):	13.74%	4.97%	27.24%	0.36%	4.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$175,890	$204,828	$245,992	$246,761	$486,493
Average net assets (000)	$177,194	$230,237	$241,318	$367,508	$524,291
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.89%	0.87%	0.91%	0.90%	0.88%
Expenses before waivers and/or expense reimbursement	0.89%	0.87%	0.91%	0.90%	0.88%
Net investment income (loss)	0.61%	0.68%	0.27%	0.37%	0.40%
Portfolio turnover rate(e)	58%	43%	74%	55%	73%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	45

Financial Highlights (continued)

Class R6 Shares
	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.97	$19.17	$16.38	$18.76	$19.69
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.12	0.07	0.08	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.88	0.73	4.08	(0.04)	0.74
Total from investment operations	1.99	0.85	4.15	0.04	0.83
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	-	(0.03)	(0.04)	-
Distributions from net realized gains	(1.20)	(3.05)	(1.33)	(2.38)	(1.76)
Total dividends and distributions	(1.31)	(3.05)	(1.36)	(2.42)	(1.76)
Net asset value, end of year	$17.65	$16.97	$19.17	$16.38	$18.76
Total Return(b):	13.71%	5.06%	27.42%	0.43%	5.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,634	$9,090	$8,496	$7,428	$8,987
Average net assets (000)	$5,438	$8,972	$7,957	$8,424	$11,036
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.84%	0.84%	0.78%	0.77%	0.76%
Expenses before waivers and/or expense reimbursement	1.08%	0.95%	0.78%	0.77%	0.76%
Net investment income (loss)	0.70%	0.71%	0.39%	0.52%	0.52%
Portfolio turnover rate(e)	58%	43%	74%	55%	73%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Jennison 20/20 Focus Fund and Board of Trustees

Prudential Investment Portfolios 18:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison 20/20 Focus Fund, a series of Prudential Investment Portfolios 18, (the Fund), including the schedule of investments, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

January 15, 2020

PGIM Jennison 20/20 Focus Fund	47

Federal Income Tax Information (unaudited)

We are advising you that during the year ended November 30, 2019, the Fund reports the maximum amount allowed per share but not less than $1.13 for Class A, B, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2019, the Fund reports, in accordance under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison 20/20 Focus Fund	100%	100%

In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2019.

48

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison 20/20 Focus Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison 20/20 Focus Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison 20/20 Focus Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison 20/20 Focus Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison 20/20 Focus Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Jennison 20/20 Focus Fund is a series of Prudential Investment Portfolios 18.
[2]

Grace C. Torres was an Interested Trustee of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Trustee of the Fund.

Prudential Jennison 20/20 Focus Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also

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noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Jennison 20/20 Focus Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer

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Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause the total annual operating expenses to exceed 0.84% for Class R6 shares through March 31, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison 20/20 Focus Fund

Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund’s Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

LR1263

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

PGIM Jennison Focused Value Fund

PGIM Jennison Growth Fund

Prudential Investment Portfolios 3

PGIM Jennison Focused Growth Fund

PGIM QMA Large-Cap Value Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 7

PGIM Jennison Value Fund

Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund

Prudential Investment Portfolios, Inc. 10

PGIM Jennison Global Equity Income Fund

PGIM QMA Mid-Cap Value Fund

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios, Inc. 17

PGIM Total Return Bond Fund

Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund

Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Prudential Government Money Market Fund, Inc.

PGIM Government Money Market Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

PGIM Jennison Health Sciences Fund

PGIM Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison 20/20 Focus Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON 20/20 FOCUS FUND

SHARE CLASS	A	B	C	R	Z	R6
NASDAQ	PTWAX	PTWBX	PTWCX	JTWRX	PTWZX	PJTQX
CUSIP	74440G107	74440G206	74440G305	74440G503	74440G404	74440G602

MF183E

PGIM JENNISON MLP FUND

ANNUAL REPORT

NOVEMBER 30, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return

Highlights (unaudited)

•

Relative to the Alerian MLP Index, security selection in diversified midstream energy companies was among the primary drivers of the Fund’s relative and absolute performance during the reporting period. Stock selection and allocations to the gathering & processing sector also drove relative gains.

•	Top absolute contributors to performance included ONEOK, Enbridge, and Cheniere Energy Partners.

•

Underweight positions within the liquid pipes & storage sector were among the largest detractors from the Fund’s relative performance over the period. Poor stock selection within natural gas pipes & storage companies slightly detracted.

•	Top absolute detractors included Plains All American Pipeline and MPLX.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Jennison MLP Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison MLP Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison MLP Fund

January 15, 2020

PGIM Jennison MLP Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/19 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–8.56	–7.67	–4.07 (12/18/13)
Class C	–4.78	–7.31	–3.88 (12/18/13)
Class Z	–2.89	–6.36	–2.91 (12/18/13)
Class R6	–2.89	N/A	–7.69 (1/26/18)
Alerian MLP Index
	–11.00	–9.56	—
S&P 500 Index
	16.10	10.97	—

	Average Annual Total Returns as of 11/30/19 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	–3.24	–6.62	–3.16 (12/18/13)
Class C	–3.89	–7.31	–3.88 (12/18/13)
Class Z	–2.89	–6.36	–2.91 (12/18/13)
Class R6	–2.89	N/A	–7.69 (1/26/18)
Alerian MLP Index
	–11.00	–9.56	—
S&P 500 Index
	16.10	10.97	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Alerian MLP Index, by portraying the initial account values at the commencement of operations for Class Z shares (December 18, 2013) and the account values at the end of the current fiscal year (November 30, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM Jennison MLP Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Alerian MLP Index—The Alerian MLP Index (the Index) is an unmanaged index and the leading gauge of energy Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index’s constituents represent approximately 85% of total float-adjusted market capitalization. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares is –6.50% and Class R6 shares is –10.67%.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares is 11.63% and Class R6 shares is 8.14%.

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Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings as of 11/30/2019

Ten Largest Holdings	Line of Business	% of Net Assets
ONEOK, Inc.	Oil & Gas Storage & Transportation	8.6%
Enterprise Products Partners LP	Oil & Gas Storage & Transportation	8.1%
Williams Cos., Inc. (The)	Oil & Gas Storage & Transportation	8.0%
Kinder Morgan, Inc.	Oil & Gas Storage & Transportation	7.6%
Energy Transfer LP	Oil & Gas Storage & Transportation	7.3%
Targa Resources Corp.	Oil & Gas Storage & Transportation	6.9%
Pembina Pipeline Corp. (Canada)	Oil & Gas Storage & Transportation	5.7%
Plains All American Pipeline LP	Oil & Gas Storage & Transportation	5.2%
Enbridge, Inc. (Canada)	Oil & Gas Storage & Transportation	5.1%
Cheniere Energy Partners LP	Oil & Gas Storage & Transportation	5.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

PGIM Jennison MLP Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison MLP Fund’s Class Z shares returned –2.89% in the 12-month reporting period that ended November 30, 2019, outperforming the –11.00% return of the Alerian MLP Index (the Index)

What was the market environment?

•

Equity markets were highly volatile during the reporting period. Initially, global economic growth was accelerating; US employment was strengthening; and lower US corporate tax rates were helping to boost wages and capital spending. Given the constructive macroeconomic landscape, investors overlooked uncertainty created by White House trade and other policy initiatives.

•

An abrupt sell-off in late 2018 reflected mounting investor concerns about the rising risk of a major trade war with China, the pace of US growth, decelerating expansion in non-US economies, US interest rate increases and their effect on US economic growth, the state of US trade alliances with other major trading partners, and discord and uncertainty about domestic policy.

•

US equity markets rebounded early in 2019 as the Federal Reserve signaled a pause in federal funds rate increases after four rate hikes in 2018. A cloud of uncertainty lingered over US markets as doubts about whether or not trade talks would bear fruit resurfaced in the spring of 2019, causing markets to fall. Subsequently, markets staged a rally at the end of the period, with certain indices reaching new highs. Numerous central banks around the world lowered interest rates as investors refocused their attention on economic growth and global trade, as opposed to rising interest rates.

•

West Texas Intermediate (WTI) crude oil prices were volatile during the period. After falling to $45.41 a barrel at the end of December 2018, the price rebounded 46% to approximately $66 before falling again to close the period in the low $50 range. Despite the volatility, WTI prices gained 4.65% during the period overall and 18.12% in 2019 year-to-date through the end of November. As for natural gas, fears of oversupply due to US shale production hit prices hard, sending them down 52.18% over the period. The decline also trickled down to natural gas liquids (NGLs), with ethane and propane prices at the Mont Belvieu, Texas, terminal dropping 41.26% and 20.29%, respectively.

•	Sentiment around the broader energy sector has been highly negative, as volatility in WTI crude oil and natural gas prices has made it difficult for the general investor.

What worked?

Relative to the Index, security selection in diversified midstream energy companies was among the primary drivers of the Fund’s relative and absolute performance during the reporting period. Stock selection and allocations to the gathering & processing sector also drove relative gains.

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Top absolute contributors:

•

Shares of diversified midstream infrastructure firm ONEOK Inc. performed well over the period after reporting solid quarterly earnings for both the second and third quarters of 2019. The company reiterated its full-year 2019 financial guidance and, more significantly, reiterated its growth estimate of more than 20% in 2020 earnings before interest, taxes, depreciation, and amortization (EBITDA). Jennison continues to favor ONEOK for its blend of cash yield and growth that is driven by its integrated mid-continental US to Gulf Coast pipeline system, which is tied to the positive theme of growing gas and NGL demand.

•

Enbridge Inc. shares moved higher after the Canadian energy transportation company won a legal victory at the end of October 2019 in Michigan’s Court of Claims. The Court issued a favorable decision on Enbridge’s efforts related to its Line 5 pipeline. Overall, the company’s legal battles appear to be easing on multiple fronts, which was positive for its stock price during the period.

•

Units of Cheniere Energy Partners LP (CQP) performed well over the period. CQP, along with its parent company Cheniere Energy Inc. (LNG), reported earnings that beat consensus estimates, while raising EBITDA and discounted cash flow guidance for 2019. Additionally, LNG released its capital allocation plan, announcing a three-year, $1 billion share repurchase program, along with a financial investment decision on Sabine Pass Train 6. While Jennison continues to maintain a positive view on CQP given its ongoing operational and commercial successes, the majority of growth projects have moved to LNG as that company transitions into a large cash-flow generator. As a result, Jennison took profits and reduced the Fund’s position in CQP throughout the period.

What didn’t work?

Underweight positions within the liquid pipes & storage sector were among the largest detractors from the Fund’s relative performance over the reporting period. Poor stock selection within natural gas pipes & storage companies slightly detracted.

Top absolute detractors:

•

Diversified midstream energy firm Plains All American Pipeline underperformed during the period, as the combination of weak natural gas and NGL prices and declining producer activity caused extreme negative sentiment for the broader energy sector that bled into the midstream energy group. For the third-quarter 2019 earnings season, investors’ unrelenting focus on capital expenditures moved front and center, rewarding midstream companies that have lowered such spending and punishing those that have kept it flat or raised it. This trend further illustrated the disconnect between stock prices and individual company fundamentals. Plains All American Pipeline posted solid quarterly results at the beginning of November 2019, stating it would meaningfully reduce capital expenditures in 2021 but saying such spending would be flat in 2020, which disappointed investors.

PGIM Jennison MLP Fund	11

Strategy and Performance Overview (continued)

•

Given the lack of investor enthusiasm for the midstream energy space, shares of diversified midstream company MPLX LP struggled during the period despite company insider purchases and an upgrade from the sell-side investment community. This further illustrated the negative sentiment that plagued the group over the period.

•	The Fund sold its position in Antero Midstream Corp. in November 2019.

Current outlook

•

Jennison strongly favors the corporate reform that has been underway in the midstream energy sector and believes this transformational change is a tailwind that will have huge long-run positive benefits, positioning these companies to sustain themselves and also allow them to thrive over the next decade or more. The shift away from an external funding model (i.e., less equity offerings, more internally funded capital expenditures), removal of costly and burdensome general partner payments (thus reducing cost of capital), and an increased focus on project returns will all prove to be enormous long-term positive developments for the sector and for midstream equities, in Jennison’s view. Jennison feels that the combination of these structural and corporate reforms, along with tailwinds from solid energy market fundamentals, should ultimately bring more investors back to the sector and have a positive effect on total returns.

•

Fundamentals within the midstream sector continue to improve across the board as the vast majority of midstream companies have seen their overall balance sheet leverage ratios decline. Management teams also are exhibiting more capital discipline, resulting in better cash flows relative to consensus expectations. These factors, along with the continuing trend of healthier balance sheets, higher dividend coverage, and less need for external equity will benefit shareholders over the long term, in Jennison’s view.

•

Jennison thinks that midstream equities have been characterized too broadly in a negative light in the past and believes that a select number of midstream companies are well positioned to benefit from certain underappreciated traits. These include growing North American demand for natural gas and NGLs (e.g., ethane, propane, butane) and growing global export opportunities for liquefied natural gas, NGLs, and oil as the US continues to have cost advantages relative to the rest of the world. These drivers provide high cash-flow growth visibility, and Jennison continues to favor midstream companies with strong financial positions and management teams that have a favorable track record for operational execution and capital allocation.

•

Jennison believes a balanced portfolio of carefully selected midstream investments can provide a total return that includes current income and capital appreciation. Building the portfolio from the bottom up, Jennison focuses on companies with solid fundamentals that can offer an attractive current yield and above-average distribution growth. Specifically, Jennison looks to identify companies with sustainable cash flows generated

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by strategically located assets that also provide a strong platform for future organic cash-flow growth.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings, as of the end of the reporting period.

Top Contributors (%)		Top Detractors (%)
ONEOK	1.43	Plains All American Pipeline	–1.16
Enbridge	0.95	Antero Midstream	–0.99
Cheniere Energy Partners	0.93	MPLX	–0.82
Kinder Morgan	0.89	Energy Transfer	–0.77
Gibson Energy	0.73	EnLink Midstream	–0.70

PGIM Jennison MLP Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). The expenses in the table do not reflect current/deferred tax benefits or expenses. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison MLP Fund		Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$928.70	1.46%	$7.06
	Hypothetical	$1,000.00	$1,017.75	1.46%	$7.38
Class C	Actual	$1,000.00	$925.10	2.21%	$10.67
	Hypothetical	$1,000.00	$1,013.99	2.21%	$11.16
Class Z	Actual	$1,000.00	$929.90	1.19%	$5.76
	Hypothetical	$1,000.00	$1,019.10	1.19%	$6.02
Class R6	Actual	$1,000.00	$929.90	1.20%	$5.81
	Hypothetical	$1,000.00	$1,019.05	1.20%	$6.07

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2019, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison MLP Fund	15

Schedule of Investments

as of November 30, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 97.9%

COMMON STOCKS 49.3%

Oil & Gas Storage & Transportation
Enbridge, Inc. (Canada)	591,727	$22,407,489
Equitrans Midstream Corp.	123,504	1,231,335
Gibson Energy, Inc. (Canada)	876,758	16,475,103
Kinder Morgan, Inc.	1,712,032	33,572,948
ONEOK, Inc.	530,394	37,684,494
Pembina Pipeline Corp. (Canada)	709,775	24,842,125
Targa Resources Corp.	829,658	30,307,407
TC Energy Corp. (Canada)	296,638	15,007,207
Williams Cos., Inc. (The)	1,540,128	34,991,708

TOTAL COMMON STOCKS (cost $216,580,764)		216,519,816

MASTER LIMITED PARTNERSHIPS 48.6%

Oil & Gas Storage & Transportation 44.2%
Cheniere Energy Partners LP	560,596	21,790,367
Crestwood Equity Partners LP	217,552	6,900,749
Enable Midstream Partners LP	398,665	3,663,731
Energy Transfer LP	2,716,455	32,081,334
Enterprise Products Partners LP	1,358,817	35,764,063
EQM Midstream Partners LP	101,488	2,351,477
Magellan Midstream Partners LP	163,431	9,555,811
MPLX LP	784,339	18,549,617
Noble Midstream Partners LP	164,319	3,426,051
Phillips 66 Partners LP	175,971	9,806,864
Plains All American Pipeline LP	1,322,497	23,011,448
Plains GP Holdings LP (Class A Stock)*	107,239	1,873,465
Rattler Midstream LP	296,949	4,724,459
Tallgrass Energy LP (Class A Stock)	980,142	17,554,343
Western Midstream Partners LP	197,583	3,503,147

		194,556,926

Renewable Electricity 4.4%
NextEra Energy Partners LP	361,520	19,207,557

TOTAL MASTER LIMITED PARTNERSHIPS (cost $227,303,257)		213,764,483

TOTAL LONG-TERM INVESTMENTS (cost $443,884,021)		430,284,299

See Notes to Financial Statements.

PGIM Jennison MLP Fund	17

Schedule of Investments (continued)

as of November 30, 2019

Description	Shares	Value
SHORT-TERM INVESTMENT 2.9%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $12,867,869)(w)	12,867,869	$12,867,869

TOTAL INVESTMENTS 100.8% (cost $456,751,890)		443,152,168
Liabilities in excess of other assets (0.8)%		(3,538,217)

NET ASSETS 100.0%		$439,613,951

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Oil & Gas Storage & Transportation	$216,519,816	$—	$—
Master Limited Partnerships
Oil & Gas Storage & Transportation	194,556,926	—	—
Renewable Electricity	19,207,557	—	—
Affiliated Mutual Fund	12,867,869	—	—

Total	$443,152,168	$—	$—

See Notes to Financial Statements.

18

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2019 were as follows (unaudited):

Oil & Gas Storage & Transportation	93.5%
Renewable Electricity	4.4
Affiliated Mutual Fund	2.9

100.8

Liabilities in excess of other assets	(0.8)%

100.0%

See Notes to Financial Statements.

PGIM Jennison MLP Fund	19

Statement of Assets and Liabilities

as of November 30, 2019

Assets
Investments at value:
Unaffiliated investments (cost $443,884,021)	$430,284,299
Affiliated investments (cost $12,867,869)	12,867,869
Receivable for Fund shares sold	1,147,717
Dividends receivable	370,855
Prepaid expenses	3,306

Total Assets	444,674,046

Liabilities
Deferred tax liability	3,079,856
Payable for Fund shares reacquired	1,378,480
Management fee payable	360,946
Accrued expenses and other liabilities	174,460
Distribution fee payable	42,659
Franchise tax payable	20,249
Affiliated transfer agent fee payable	3,445

Total Liabilities	5,060,095

Net Assets	$439,613,951

Net assets were comprised of:
Shares of beneficial interest, at par	$74,108
Paid-in capital in excess of par	496,051,801
Total distributable earnings (loss)	(56,511,958)

Net assets, November 30, 2019	$439,613,951

See Notes to Financial Statements.

20

Class A
Net asset value, offering price and redemption price per share, ($45,620,428 ÷ 7,770,767 shares of beneficial interest issued and outstanding)	$5.87
Maximum sales charge (5.50% of offering price)	0.34

Maximum offering price to public	$6.21

Class C
Net asset value, offering price and redemption price per share,
($38,772,485 ÷ 6,974,540 shares of beneficial interest issued and outstanding)	$5.56

Class Z
Net asset value, offering price and redemption price per share,
($352,610,229 ÷ 58,926,894 shares of beneficial interest issued and outstanding)	$5.98

Class R6
Net asset value, offering price and redemption price per share,
($2,610,809 ÷ 436,274 shares of beneficial interest issued and outstanding)	$5.98

See Notes to Financial Statements.

PGIM Jennison MLP Fund	21

Statement of Operations

Year Ended November 30, 2019

Net Investment Income (Loss)
Income
Unaffiliated distributions and dividend income (net of $554,017 foreign withholding tax)	$31,434,238
Less: Return of capital on distributions	(23,924,208)
Affiliated dividend income	194,297

Total income	7,704,327

Expenses
Management fee	4,944,721
Distribution fee(a)	629,643
Transfer agent’s fees and expenses (including affiliated expense of $26,751)(a)	418,536
Registration fees(a)	105,654
Tax service fees	87,875
Shareholders’ reports	85,681
Custodian and accounting fees	83,981
Audit fee	60,096
Legal fees and expenses	22,135
Trustees’ fees	19,401
Franchise tax expense	10,287
Miscellaneous	19,603

Total expenses	6,487,613
Less: Fee waiver and/or expense reimbursement(a)	(17,760)
Distribution fee waiver(a)	(25,673)

Net expenses	6,444,180

Net Investment income (loss), before deferred taxes	1,260,147
Deferred tax benefit/(expense)	(15,350)

Net investment income (loss), net of taxes	1,244,797

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(9,055,834)
Deferred tax benefit/(expense)	110,756
Foreign currency transactions	(36,632)

(8,981,710)

Net change in unrealized appreciation (depreciation) on:
Investments	(9,047,435)
Deferred tax benefit/(expense)	110,203
Foreign currencies	448

(8,936,784)

Net gain (loss) on investment and foreign currency transactions, net of deferred taxes	(17,918,494)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(16,673,697)

See Notes to Financial Statements.

22

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	154,039	475,604	—	—
Transfer agent’s fees and expenses	52,280	40,279	325,797	180
Registration fees	18,859	20,284	42,075	24,436
Fee waiver and/or expense reimbursement	—	—	—	(17,760)
Distribution fee waiver	(25,673)	—	—	—

See Notes to Financial Statements.

PGIM Jennison MLP Fund	23

Statements of Changes in Net Assets

	Year Ended November 30,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss), net of taxes	$1,244,797	$(850,107)
Net realized gain (loss) on investment and foreign currency transactions, net of deferred taxes	(8,981,710)	869,469
Net change in unrealized appreciation (depreciation) on investments and foreign currencies, net of deferred taxes	(8,936,784)	(7,160,242)

Net increase (decrease) in net assets resulting from operations	(16,673,697)	(7,140,880)

Dividends and Distributions
Tax return of capital distributions
Class A	(3,494,156)	(4,087,120)
Class C	(3,342,987)	(3,894,857)
Class Z	(26,052,074)	(24,627,429)
Class R6	(450,779)	(598,426)

	(33,339,996)	(33,207,832)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	182,212,681	288,378,373
Net asset value of shares issued in reinvestment of dividends and distributions	32,979,227	32,055,838
Cost of shares reacquired	(234,339,748)	(203,507,617)

Net increase (decrease) in net assets from Fund share transactions	(19,147,840)	116,926,594

Total increase (decrease)	(69,161,533)	76,577,882

Net Assets:
Beginning of year	508,775,484	432,197,602

End of year	$439,613,951	$508,775,484

See Notes to Financial Statements.

24

Notes to Financial Statements

Prudential Investment Portfolios 18 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of two series: PGIM Jennison 20/20 Focus Fund and PGIM Jennison MLP Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison MLP Fund (the “Fund”).

The Fund normally invests at least 80% of its investable assets (net assets plus any borrowings for investment purposes) in Master Limited Partnerships (“MLPs”) and MLP related investments. The majority of MLPs operate in the energy sector. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of at least one general partner as well as other additional limited partners (for MLPs structured as limited liability companies, at least one managing member and members, respectively). The general partner or managing member controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, contribute capital to the entity, have a limited role in the operation and management of the entity, and receive cash distributions.

The investment objective of the Fund is to seek total return.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A

PGIM Jennison MLP Fund	25

Notes to Financial Statements (continued)

record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, MLPs, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

26

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

PGIM Jennison MLP Fund	27

Notes to Financial Statements (continued)

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Distributions from MLPs: Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded. For the year

28

ended November 30, 2019, the Fund estimates that 100% of the MLP distributions received from investments taxed as partnerships would be treated as return of capital while the nature of distributions received from MLP investments taxed as corporations will typically be considered dividend income.

Income Taxes: The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code (the “Code”). This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund is treated as a regular C-corporation for federal, state and local income tax purposes and will be required to pay federal, state and local income tax on its taxable income.

The Fund intends to invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

The Fund will accrue a deferred income tax liability balance, at the effective statutory United States federal income tax rate of 21% plus an estimated state and local income tax rate for its future tax liability associated with the capital appreciation of its investments, the distributions received by the Fund on interests of MLPs considered to be return of capital, and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) it is more-likely-than-not that some portion or the entire deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized.

PGIM Jennison MLP Fund	29

Notes to Financial Statements (continued)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not be available on a timely basis, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund may modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal, state, and local income taxes, if any, as income tax expense on its Statement of Operations. For the year ended November 30, 2019, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of the Fund’s investments, the Fund may be required to file franchise state returns in several states.

Dividends and Distributions: The Fund expects to pay distributions from its gross income to its shareholders quarterly. The estimated tax character of the distributions will be either qualified dividend income or a return of capital. The estimated characterization of the distributions paid will be based on the operating results during the period, and their actual tax character will not be determined until after the end of the fiscal year. Due to the tax characterization of distributions made by the underlying MLP securities held by the Fund, the Fund may have a significant portion of its distributions consist of return of capital for U.S. federal income tax purposes. Dividends and distributions to shareholders are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

30

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 1.00% of the Fund’s average daily net assets up to $1 billion, 0.98% of the next $2 billion, 0.96% of the next $2 billion, 0.95% of the next $5 billion and 0.94% of average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 1.00% for the year ended November 30, 2019.

The Manager has contractually agreed, through March 31, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.50% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class C shares, 1.25% of average daily net assets for Class Z shares, and 1.20% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal

PGIM Jennison MLP Fund	31

Notes to Financial Statements (continued)

year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through March 31, 2021 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

For the year ended November 30, 2019, PIMS received $114,054 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended November 30, 2019, PIMS received $170 and $13,581 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that

32

subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended November 30, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2019, were $111,651,240 and $158,418,414, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the year ended November 30, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$14,268,699	$153,142,244	$154,543,074	$—	$—	$12,867,869	12,867,869	$194,297

*	The Fund did not have any capital gain distributions during the reporting period.

5. Distributions and Tax Information

Currently, the federal income tax rate for a corporation is 21%. The Fund is currently using an estimated rate of 1.88% for state and local tax, net of federal tax benefit.

The Fund’s income tax expense/(benefit) consists of the following:

November 30, 2019	Current	Deferred	Total
Federal	$—	$(3,963,629)	$(3,963,629)
State	—	(235,127)	(235,127)
Valuation Allowance	—	3,993,147	3,993,147

Total tax expense/(benefit)	$—	$(205,609)	$(205,609)

The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Description	Amount	Rate
Application of statutory income tax rate	$(3,544,654)	21.00%
State income taxes, net of Federal benefit	(317,331)	1.88%

PGIM Jennison MLP Fund	33

Notes to Financial Statements (continued)

Description	Amount	Rate
Change in estimated tax rate	$118,334	(0.70)%
Effect of permanent difference	(455,105)	2.70%
Change in valuation allowance	3,993,147	(23.66)%

Total income tax expense/(benefit)	$(205,609)	1.22%

As of November 30, 2019, components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net operating loss carryforward	$5,616,990
Capital loss carryforward	10,391,048
Net unrealized loss on investment securities (tax basis)	5,132,296
Other adjustments	82,792
Valuation allowance	(16,019,206)

Deferred tax liabilities:
Book vs tax deferred income from MLP Investments	(8,283,776)

Net deferred tax liability	$(3,079,856)

Net operating loss carryforwards are available to offset future taxable income. The Tax Cuts and Jobs Act (TCJA) was signed into law on December 22, 2017 and made modifications to the net operating loss (NOL) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. The 80% limitation is effective for the NOLs generated in the current fiscal period ending in November 30, 2019. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2015	$994,159	November 30, 2035
November 30, 2016	4,169,757	November 30, 2036
November 30, 2017	5,888,033	November 30, 2037
November 30, 2018	9,542,499	Indefinite
November 30, 2019	3,955,333	Indefinite

Net capital loss carryforwards are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as

34

of November 30, 2020. The Fund has capital loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2015	$7,432,830	November 30, 2020
November 30, 2016	18,561,482	November 30, 2021
November 30, 2018	6,727,087	November 30, 2023
November 30, 2019	12,694,019	November 30, 2024

For the year ended November 30, 2019, the tax character of dividends paid by the Fund was $33,339,996 of tax return of capital. For the year ended November 30, 2018, the tax character of dividends paid by the Fund was $33,207,832 of tax return of capital.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$429,377,075	$48,680,303	$(34,905,210)	$13,775,093

The book basis may differ from tax basis due to investments in partnerships.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to CDSC and other sales and redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of November 30, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 356,984 Class R6 shares of the Fund. At reporting period end, six

PGIM Jennison MLP Fund	35

Notes to Financial Statements (continued)

shareholders of record, each holding greater than 5% of the Fund, held 83% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended November 30, 2019:
Shares sold	1,985,245	$12,896,594
Shares issued in reinvestment of dividends and distributions	525,637	3,375,195
Shares reacquired	(3,401,373)	(21,700,238)

Net increase (decrease) in shares outstanding before conversion	(890,491)	(5,428,449)
Shares issued upon conversion from other share class(es)	545,787	3,583,361
Shares reacquired upon conversion into other share class(es)	(402,881)	(2,622,591)

Net increase (decrease) in shares outstanding	(747,585)	$(4,467,679)

Year ended November 30, 2018:
Shares sold	2,910,220	$20,882,231
Shares issued in reinvestment of dividends and distributions	531,561	3,751,016
Shares reacquired	(2,932,029)	(20,769,993)

Net increase (decrease) in shares outstanding before conversion	509,752	3,863,254
Shares issued upon conversion from other share class(es)	301,671	2,145,266
Shares reacquired upon conversion into other share class(es)	(992,626)	(7,006,434)

Net increase (decrease) in shares outstanding	(181,203)	$(997,914)

Class C
Year ended November 30, 2019:
Shares sold	1,482,249	$9,256,743
Shares issued in reinvestment of dividends and distributions	543,022	3,326,515
Shares reacquired	(3,374,782)	(20,345,797)

Net increase (decrease) in shares outstanding before conversion	(1,349,511)	(7,762,539)
Shares reacquired upon conversion into other share class(es)	(476,541)	(2,961,901)

Net increase (decrease) in shares outstanding	(1,826,052)	$(10,724,440)

Year ended November 30, 2018:
Shares sold	2,813,901	$19,547,820
Shares issued in reinvestment of dividends and distributions	561,116	3,799,315
Shares reacquired	(1,873,810)	(12,776,167)

Net increase (decrease) in shares outstanding before conversion	1,501,207	10,570,968
Shares reacquired upon conversion into other share class(es)	(269,324)	(1,857,566)

Net increase (decrease) in shares outstanding	1,231,883	$8,713,402

36

Class Z	Shares	Amount
Year ended November 30, 2019:
Shares sold	24,241,614	$159,240,234
Shares issued in reinvestment of dividends and distributions	3,950,444	25,826,738
Shares reacquired	(28,395,956)	(183,142,677)

Net increase (decrease) in shares outstanding before conversion	(203,898)	1,924,295
Shares issued upon conversion from other share class(es)	639,880	4,221,857
Shares reacquired upon conversion into other share class(es)	(334,151)	(2,220,726)

Net increase (decrease) in shares outstanding	101,831	$3,925,426

Year ended November 30, 2018:
Shares sold	32,760,071	$236,713,937
Shares issued in reinvestment of dividends and distributions	3,350,634	23,907,081
Shares reacquired	(22,718,055)	(161,701,785)

Net increase (decrease) in shares outstanding before conversion	13,392,650	98,919,233
Shares issued upon conversion from other share class(es)	1,230,175	8,824,786
Shares reacquired upon conversion into other share class(es)	(1,455,793)	(11,237,671)

Net increase (decrease) in shares outstanding	13,167,032	$96,506,348

Class R6
Year ended November 30, 2019:
Shares sold	117,024	$819,110
Shares issued in reinvestment of dividends and distributions	67,387	450,779
Shares reacquired	(1,374,422)	(9,151,036)

Net increase (decrease) in shares outstanding	(1,190,011)	$(7,881,147)

Period ended November 30, 2018*:
Shares sold	1,544,786	$11,234,385
Shares issued in reinvestment of dividends and distributions	83,727	598,426
Shares reacquired	(1,162,004)	(8,259,672)

Net increase (decrease) in shares outstanding before conversion	466,509	3,573,139
Shares issued upon conversion from other share class(es)	1,159,776	9,131,619

Net increase (decrease) in shares outstanding	1,626,285	$12,704,758

*	Commencement of offering was January 26, 2018.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$900 million	$900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

PGIM Jennison MLP Fund	37

Notes to Financial Statements (continued)

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2019. The average daily balance for the 9 days that the Fund had loans outstanding during the period was approximately $4,747,444, borrowed at a weighted average interest rate of 3.76%. The maximum loan outstanding amount during the period was $8,945,000. At November 30, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Energy Sector Risk: The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. A downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

38

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

Master Limited Partnership Risk: The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Tax Risk: Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk: Unlike traditional mutual funds that are structured as regulated investment companies for US federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for US federal income tax purposes. This means the Fund generally will be subject to US federal income tax on its taxable income at the rates applicable to corporations, and will also be subject to state and local income taxes. The TCJA, effective December 22, 2017, lowered the federal tax rate applicable to corporations from a maximum of 35% to a flat rate of 21%. The TCJA also established a 20% deduction for “qualified business income” and certain other items of income that will not be available to the Fund, but might be available to an individual investing directly in an MLP.

MLP Tax Risk: A change in current tax law or a change in the underlying business mix of a given MLP could result in the MLP being treated as a corporation rather than a partnership for US federal income tax purposes, which would result in the MLP being required to pay US federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

Tax Estimation/NAV Risk: In calculating the Fund’s daily net asset value (NAV), the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset

PGIM Jennison MLP Fund	39

Notes to Financial Statements (continued)

balances. Any deferred tax liability balance will reduce the Fund’s NAV, and any deferred tax asset balance (reduced by any valuation allowance) will increase the Fund’s NAV. The Fund will rely to some extent on information provided by MLPs, which may not be provided on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of these amounts could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

40

Financial Highlights

Class A Shares
		Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.50	$6.95	$7.99	$7.45	$11.19
Income (loss) from investment operations:
Net investment income (loss)	- (b)	(0.01)	(0.05)	(0.01)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.18)	0.01	(0.53)	1.01	(3.21)
Total from investment operations	(0.18)	-	(0.58)	1.00	(3.29)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(0.09)	-	-
Tax return of capital distributions	(0.45)	(0.45)	(0.37)	(0.46)	(0.45)
Total dividends and distributions	(0.45)	(0.45)	(0.46)	(0.46)	(0.45)
Net asset value, end of year	$5.87	$6.50	$6.95	$7.99	$7.45
Total Return(c):	(3.24)%	(0.31)%	(7.55)%	14.11%	(30.15)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$45,620	$55,342	$60,440	$76,392	$28,833
Average net assets (000)	$51,347	$64,395	$67,422	$57,191	$26,174
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement, before taxes	1.47%	1.47%	1.47%	1.51%	1.50%
Expenses after waivers and/or expense reimbursement, net of taxes	1.43% (f)	2.02% (f)	0.56% (f)	3.27% (f)	0.98% (f)
Expenses before waivers and/or expense reimbursement, before taxes	1.52%	1.52%	1.52%	1.58%	1.69%
Net investment income (loss)	0.05%	(0.20)%	(0.46)%	(0.38)%	(0.68)%
Net investment income (loss), net of taxes	0.05% (g)	(0.27)% (g)	(0.63)% (g)	(0.13)% (g)	(0.82)% (g)
Portfolio turnover rate(h)	23%	41%	25%	37%	83%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses), which is not annualized.
(g)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only, which is not annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison MLP Fund	41

Financial Highlights (continued)

Class C Shares
		Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.22	$6.72	$7.80	$7.33	$11.12
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.07)	(0.10)	(0.06)	(0.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.18)	0.02	(0.52)	0.99	(3.19)
Total from investment operations	(0.21)	(0.05)	(0.62)	0.93	(3.34)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(0.09)	-	-
Tax return of capital distributions	(0.45)	(0.45)	(0.37)	(0.46)	(0.45)
Total dividends and distributions	(0.45)	(0.45)	(0.46)	(0.46)	(0.45)
Net asset value, end of year	$5.56	$6.22	$6.72	$7.80	$7.33
Total Return(b):	(3.89)%	(1.08)%	(8.27)%	13.37%	(30.80)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$38,772	$54,739	$50,863	$41,850	$18,364
Average net assets (000)	$47,560	$58,523	$48,552	$30,978	$15,814
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement, before taxes	2.21%	2.20%	2.22%	2.26%	2.25%
Expenses after waivers and/or expense reimbursement, net of taxes	2.17% (e)	2.73% (e)	1.31% (e)	4.02% (e)	1.73% (e)
Expenses before waivers and/or expense reimbursement, before taxes	2.21%	2.20%	2.22%	2.28%	2.39%
Net investment income (loss)	(0.56)%	(0.95)%	(1.20)%	(1.13)%	(1.44)%
Net investment income (loss), net of taxes	(0.56)% (f)	(1.01)% (f)	(1.37)% (f)	(0.88)% (f)	(1.58)% (f)
Portfolio turnover rate(g)	23%	41%	25%	37%	83%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses), which is not annualized.
(f)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only, which is not annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended November 30,
	2019	2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.60	$7.03		$8.06	$7.49		$11.22
Income (loss) from investment operations:
Net investment income (loss)	0.02	-	(b)	(0.03)	0.01		(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.19)	0.02		(0.54)	1.02		(3.22)
Total from investment operations	(0.17)	0.02		(0.57)	1.03		(3.28)
Less Dividends and Distributions:
Dividends from net investment income	-	-		(0.09)	-		-
Tax return of capital distributions	(0.45)	(0.45)		(0.37)	(0.46)		(0.45)
Total dividends and distributions	(0.45)	(0.45)		(0.46)	(0.46)		(0.45)
Net asset value, end of year	$5.98	$6.60		$7.03	$8.06		$7.49
Total Return(c):	(2.89)%	(0.01)%		(7.36)%	14.45%		(29.98)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$352,610	$387,972		$320,895	$237,076		$76,197
Average net assets (000)	$388,262	$381,251		$300,038	$159,551		$79,796
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement, before taxes	1.17%	1.17%		1.23%	1.27%		1.25%
Expenses after waivers and/or expense reimbursement, net of taxes	1.13% (f)	1.73%	(f)	0.32% (f)	3.02%	(f)	0.73% (f)
Expenses before waivers and/or expense reimbursement, before taxes	1.17%	1.17%		1.23%	1.29%		1.39%
Net investment income (loss)	0.37%	0.04%		(0.19)%	(0.11)%		(0.46)%
Net investment income (loss), net of taxes	0.37% (g)	(0.02)%	(g)	(0.36)% (g)	0.14%	(g)	(0.60)% (g)
Portfolio turnover rate(h)	23%	41%		25%	37%		83%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses), which is not annualized.
(g)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only, which is not annualized.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison MLP Fund	43

Financial Highlights (continued)

Class R6 Shares
	Year Ended November 30, 2019	January 26, 2018 through November 30, 2018(a)
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$6.59	$7.90
Income (loss) from investment operations:
Net investment income (loss)	0.07	-	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.23)	(0.86)
Total from investment operations	(0.16)	(0.86)
Less Dividends and Distributions:
Tax return of capital distributions	(0.45)	(0.45)
Total dividends and distributions	(0.45)	(0.45)
Net asset value, end of period	$5.98	$6.59
Total Return(d):	(2.89)%	(11.15)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,611	$10,722
Average net assets (000)	$7,303	$10,102
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement, before taxes	1.17%	1.17%	(f)
Expenses after waivers and/or expense reimbursement, net of taxes	1.13% (g)	0.34%	(f)(g)
Expenses before waivers and/or expense reimbursement, before taxes	1.41%	1.33%	(f)
Net investment income (loss)	1.06%	(0.07)%	(f)
Net investment income (loss), net of taxes	1.06% (h)	0.03%	(f)(h)
Portfolio turnover rate(i)	23%	41%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses), which is not annualized.
(h)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only, which is not annualized.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Jennison MLP Fund and Board of Trustees

Prudential Investment Portfolios 18:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison MLP Fund, a series of Prudential Investment Portfolios 18, (the Fund), including the schedule of investments, as of November 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

January 15, 2020

PGIM Jennison MLP Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison MLP Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison MLP Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison MLP Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison MLP Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison MLP Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information

[1]	PGIM Jennison MLP Fund is a series of Prudential Investment Portfolios 18.
[2]

Grace C. Torres was an Interested Trustee of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Trustee of the Fund.

PGIM Jennison MLP Fund

Approval of Advisory Agreements (continued)

provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and

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Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison MLP Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark over the three- and five-year periods, though it underperformed over the one-year period.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.50% for Class A shares, 2.25% for Class C shares, 1.25% for Class Z shares, and 1.20% for Class R6 shares through March 31, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison MLP Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison MLP Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON MLP FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PRPAX	PRPCX	PRPZX	PRPQX
CUSIP	74440G701	74440G800	74440G883	74440G859

MF218E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item. Effective January 1, 2020, Ms. Grace C. Torres joined the Board’s Audit Committee and succeeded Mr. Kevin J. Bannon as the Audit Committee Chair and “audit committee financial expert”. She is “independent” for the purposes of this item.

Item 4 – Principal Accountant Fees and Services – (a) Audit Fees

For the fiscal years ended November 30, 2019 and November 30, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $84,146 and $83,312 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended November 30, 2019, fees of $2,836 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended November 30, 2018, there are no fees to report.

(c) Tax Fees

For the fiscal years ended November 30, 2019 and November 30, 2018: none.

(d) All Other Fees

For the fiscal years ended November 30, 2019 and November 30, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal year ended November 30, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended November 30, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2019 and November 30, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures-Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 18

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	January 15, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 15, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	January 15, 2020